Exhibit 99.1

KL Comments 7/27

Confidential

Subject to FRE 408 and Material Change

The ad hoc group of EFIH Second Lien Noteholders made various proposals since May 2015 on a potential restructuring. The last proposal (reflected below) contemplated a standalone restructuring where certain creditors of EFH and EFIH would receive equity in Reorganized EFH at an Oncor TEV of $18.2 billion. This proposal was jointly supported by certain holders of EFIH Unsecured Notes. Attached is a term sheet reflecting this proposal and an illustrative analysis reflecting equity splits and recoveries.

Advisors to the Indenture Trustee for the EFIH Second Lien Notes and the ad hoc group of EFIH Second Lien Noteholders and the ad hoc group of EFIH Unsecured Noteholders communicated this proposal to both the TCEH First Lien Creditors and the Debtors.

Restructuring Term Sheet

July [27], 2015

This term sheet (this “Term Sheet”) describes certain terms of a restructuring of: (a) Energy Future Holdings Corp., a Texas corporation (“EFH Corp.”); (b) EFH Corp.’s wholly owned direct subsidiary Energy Future Intermediate Holding Company LLC, a Delaware limited liability company (“EFIH”); and (c) EFIH’s wholly-owned direct subsidiary, EFIH Finance Inc., a Delaware corporation (such restructuring, the “Restructuring”), which commenced cases under chapter 11 of the Bankruptcy Code (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) on April 29, 2014.

The Supporting Creditors (as defined herein) are prepared to support the Restructuring under a plan of reorganization as agreed to by the Debtors and the Supporting Creditors (the “Plan”).

The proposed terms and conditions set forth in this Term Sheet are intended merely as an outline of certain material terms of a Restructuring, are provided for discussion purposes only and do not constitute an offer, agreement, or binding commitment by or on behalf of any party. In addition, this Term Sheet is subject to tax and accounting review. This Term Sheet is not a solicitation and is not a binding obligation to consummate the Restructuring. Any such obligation will be created only by definitive agreements, the provisions of which will supersede this Term Sheet, and any obligation to support and pursue a transaction on the terms set forth in this Term Sheet will be created only by a related support agreement pursuant to the terms of such support agreement.

This Term Sheet is a draft, is intended for discussions purposes, and is subject to Federal Rule of Evidence 408. The inclusion of any settlement amounts herein with respect to claims for post-petition interest, makewholes, and alleged claims (including by and among TCEH, EFH Corp., and EFIH) shall not be an admission or concession with respect to any such claims.

I.	Assumptions

The Restructuring is premised on the following assumptions:

A.	The reorganization of EFH Corp. and EFIH into Reorganized EFH and EFIH and the issuance to creditors of EFIH and EFH Corp. of equity of Reorganized EFH (“Reorganized EFH Common Stock”);

B.	The consummation of the Plan under a standalone structure where Reorganized EFH Common Stock is distributed to certain creditors of EFH Corp., EFIH, and TCEH, including the Supporting Creditors. The equity splits of Reorganized EFH Common Stock is set forth on Exhibit A.

C.	The commitment by certain of the Supporting Creditors to provide an equity investment (the “Equity Investment”),[1] in an amount sufficient, along with cash on hand at EFH Corp. and EFIH, to satisfy any potential cash distributions set forth in the Plan, and to the extent necessary, to pay a portion of the EFIH First Lien DIP Claims.[2] The parties shall seek to enter into, and obtain approval of, the Equity Investment as soon as reasonably practicable;

[1]	NTD: Discuss the terms for the equity investment.
[2]	NTD: Do we want to provide for a cash raise to fund a buyout of the minority interest in Oncor Electric Delivery Company LLC (“Oncor”)]

KL Comments 7/27

Confidential

Subject to FRE 408 and Material Change

D.	The Debtors’ use of commercially reasonable efforts to enable the conversion of Reorganized EFH into a real estate investment trust (“REIT”), on terms to be agreed upon among the Debtors and the Supporting Creditors (as defined below). Notwithstanding anything to the contrary herein, the conversion of Reorganized EFH to a REIT, shall not be a condition to confirmation.[3]

E.	A tax-free spin (the “Tax-Free Spin”) of Energy Future Competitive Holdings Company LLC (“EFCH”) and for EFCH’s wholly owned direct subsidiary, Texas Competitive Electric Holdings Company LLC (“TCEH”); and

F.	The utilization by TCEH of substantially all of the net operating losses of EFH Corp. under the Plan (“NOLs”).[4]

II.	Terms and Conditions

The Restructuring is predicated on the following terms and conditions:

A.	The support of creditors holding certain amounts of EFIH Second Lien Note Claims and certain amounts of EFIH Unsecured Note Claims (the “Supporting Creditors”);[5]

B.	Total Enterprise Value of Oncor of $18.2 billion and implied Reorganized EFH equity value of $[4.416] billion; and

C.	Obtaining exit financing for Reorganized EFH in the amount of $[5.2] billion.

[3]	NTD: Need to discuss structure to optimize likelihood of a REIT.
[4]	NTD: Subject to further review.
[5]	NTD: Goal to have somewhere between 50% to 66% in amount of each of the EFIH Second Lien Note Claims and EFIH Unsecured Note Claims sign the PSA.

KL Comments 7/27

Confidential

Subject to FRE 408 and Material Change

III.	Maximum Asserted Claims Through June 30, 2016[6]

Issuance	Claim	Amount ($ in millions)
EFIH Second Lien Note Claims [7]	Principal:	$1,711
	Prepetition accrued interest:	$0
	Postpetition accrued interest:	$282
	Makewhole claim:	$313
EFIH Unsecured Note Claims	Principal:	$1,568
	Prepetition accrued interest:	$81
	Postpetition accrued interest at Contract Rate:	$509
	Makewhole claim:	$120
EFH LBO Note Guaranty Claims	Principal:	$60
	Prepetition accrued interest:	$3
	Postpetition accrued interest:	$17
	Makewhole claim:	$0
EFH Legacy Note Claims	Principal:	$587
	Prepetition accrued interest:	$17
	Postpetition accrued interest:	$89
	Makewhole claim:	$195

[6]	Update to reflect claim numbers as of the Effective Date.
[7]	Reflects March 2015 paydown.

KL Comments 7/27

Confidential

Subject to FRE 408 and Material Change

IV.	Treatment of Claims and Interests[8]

Claim	Treatment

EFIH First Lien DIP Claims	On the Effective Date, in full satisfaction of each allowed EFIH First Lien DIP Claim, each holder thereof shall receive payment in full in cash from the proceeds of EFH/EFIH exit financing, and to the extent necessary, the Equity Investment.

Administrative Claims	On the Effective Date, each holder of an allowed Administrative Claim shall receive, in full satisfaction of its allowed claim, payment in full in cash.

Priority Tax Claims	Each holder of an allowed Priority Tax Claim shall receive, in full satisfaction of its Claim, payments in cash in a manner consistent with section 1129(a)(9)(C) of the Bankruptcy Code.

EFIH First Lien Note Claims	On the Effective Date, all EFIH First Lien Note Claims shall receive no distribution and all such Claims shall be disallowed in their entirety; provided, however, if such Claims are Allowed in any amount by Final Order, each holder of EFIH First Lien Note Claim shall receive its pro rata share of such amount in cash.

EFIH Second Lien Note Claims

On the Effective Date, in full satisfaction, release and discharge of, and in exchange for, all EFIH Second Lien Note Claims, each holder of EFIH Second Lien Note Claims who votes in favor of the Plan shall receive, based on the allowed amount of the EFIH Second Lien Note Claims, its pro rata share of Reorganized EFH Common Stock; each holder of EFIH Second Lien Note Claims who does not vote in favor of the Plan shall receive cash, based on the allowed amount of the EFH Second Lien Note Claims.

The reasonable and documented fees and expenses of the EFIH Second Lien Trustee shall be in paid in full in cash.

With reference to the claim amounts set forth in Section III hereof, the EFIH Second Lien Note Claims shall be allowed in an amount equal to: (a) 100% of principal plus (b) 100% of prepetition accrued interest plus (c) 100% of post-petition interest at the Contract Rate (including, for the avoidance of doubt, “Additional Interest” as defined in the applicable indenture) plus (d) 5% of the makewhole claims. In addition, the EFIH Second Lien Note Claims includes the full amount of the reasonable and documented fees and expenses of the EFIH Second Lien Trustee.

[8]	An analysis showing the recoveries for each class of claims set forth in this Section IV is attached hereto as Exhibit A

KL Comments 7/27

Confidential

Subject to FRE 408 and Material Change

Claim	Treatment

EFIH Unsecured Note Claims

On the Effective Date, in full satisfaction, release and discharge of, and in exchange for, all EFIH Unsecured Note Claims, each holder of EFIH Unsecured Note Claims shall receive, based on the allowed amount of the EFIH Unsecured Note Claims, its pro rata share of Reorganized EFH Common Stock.

The reasonable and documented fees and expenses of the EFIH Unsecured Notes Trustee shall be paid in full in cash.

With reference to the claim amounts set forth in Section III hereof, the EFIH Unsecured Note Claims shall be allowed in an amount equal to: (a) 100% of principal plus (b) 100% of prepetition accrued interest plus (c) [56.6]% of post-petition interest at the Contract Rate (including, for the avoidance of doubt, “Additional Interest” as defined in the applicable indenture) plus (d) 5% of the makewhole claims. In addition, the EFIH Unsecured Note Claims includes the full amount of the reasonable and documented fees and expenses of the EFIH Unsecured Notes Trustee.

EFH LBO Note Guaranty Claims

On the Effective Date, in full satisfaction, release and discharge of, and in exchange for, all EFH LBO Note Guaranty Claims, each holder of EFH LBO Note Guaranty Claims shall receive, based on the allowed amount of the EFH LBO Note Guaranty Claim, its pro rata share of Reorganized EFH Common Stock.

With reference to the claim amounts set forth in Section III hereof, the EFH LBO Note Guaranty Claims shall be allowed in an amount equal to: (a) 100% of principal plus (b) 100% of prepetition accrued interest plus (c) [56.6]% of post-petition interest.

KL Comments 7/27

Confidential

Subject to FRE 408 and Material Change

Claim	Treatment

EFH Legacy Note Claims

On the Effective Date, in full satisfaction, release and discharge of, and in exchange for, all EFH Legacy Note Claims, each holder of EFH Legacy Note Claims shall receive, based on the allowed amount of the EFH Legacy Note Claim, its pro rata share of Reorganized EFH Common Stock and, if the class votes in favor of the Plan, its pro rata share of warrants as set forth in Section V below.

With reference to the claim amounts set forth in Section III hereof, the EFH Legacy Note Claims shall be allowed in an amount equal to: (a) 100% of principal plus; (b) 100% of prepetition accrued interest.

Legacy General Unsecured Claims Against the EFH Debtors	On the Effective Date, in full satisfaction of each Legacy General Unsecured Claim Against the EFH Debtors, each holder thereof shall, at the option of EFH Corp., and, with the consent of the Requisite Supporting Creditors,[9] be reinstated or receive payment in full in cash.

Other General Unsecured Claims against EFH Corp.	On the Effective Date, in full satisfaction of each General Unsecured Claim against EFH Corp., EFH Swap Claim, EFH Unexchanged Note Claim, EFH Non-Qualified Benefit Claim, each holder thereof shall receive, based on the allowed amount of its claim, its pro rata share of Reorganized EFH Common Stock and, if the class votes in favor of the Plan, its pro rata share of warrants as set forth in Section V below.

EFH Interests	On the Effective Date, interests in EFH shall be canceled without any distribution on account of such interests.

EFIH Interests	On the Effective Date, interests in the EFIH Debtors shall be reinstated.

TCEH Settlement Claim

On the Effective Date, in full satisfaction, release and discharge of, and in exchange for, the TCEH Settlement Claim, TCEH shall receive, based on the allowed amount of the TCEH Settlement Claim, its pro rata share of Reorganized EFH Common Stock and, if the class votes in favor of the Plan, its pro rata share of warrants as set forth in Section V below.

The TCEH Settlement Claim shall be allowed in an amount equal to $704 million (the “TCEH Settlement Claim”).

[9]	The “Requisite Supporting Creditors” shall mean [(a) of the Supporting Creditors holding EFIH Second Lien Note Claims and (b) of the Supporting Creditors holding EFIH Unsecured Note Claims.]

KL Comments 7/27

Confidential

Subject to FRE 408 and Material Change

V.	Warrant Terms[10]

1)	2.5% of the reorganized EFH equity struck at the equity value as implied by a $18.7 billion Total Enterprise Value (“TEV”) of Oncor

2)	5.0% of the reorganized EFH equity struck at the equity value as implied by a $19.2 billion TEV of Oncor

3)	5.0% of the reorganized EFH equity struck at the equity value as implied by a $19.7 billion TEV of Oncor

4)	2.5% of the reorganized EFH equity struck at the equity value as implied by a $20.2 billion TEV of Oncor

Warrants shall have a tenor of 2 years

[10]	NTD: Warrant issuance values may be subject to adjustment under circumstances to be determined.

KL Comments 7/27

Confidential

Subject to FRE 408 and Material Change

VI.	General Provisions

Conditions Precedent to Confirmation

The following shall be conditions precedent to Confirmation:

(i)     the Bankruptcy Court shall have entered the Confirmation Order consistent in all material respects with the Plan;

(ii)    the Confirmation Order shall:

a.      be in form and substance reasonably acceptable to the Requisite Supporting Creditors;

b.      authorize the Debtors to take all actions necessary to enter into, implement, and consummate the contracts, instruments, releases, leases, indentures, and other agreements or documents created in connection with the Plan;

c.      decree that the provisions of the Confirmation Order and the Plan are non-severable and mutually dependent;

d.      authorize the Debtors and reorganized Debtors, as applicable/necessary, to: (i) implement the restructuring transactions; (ii) issue and distribute the securities to be issued under the Plan, all pursuant to the exemption from registration under the Securities Act provided by section 1145 of the Bankruptcy Code or other exemption from such registration or pursuant to one or more registration statements; (iii) make all distributions and issuances as required under the Plan; and (iv) enter into any agreements, transactions, and sales of property as set forth in the Plan and/or Plan Supplement; and

e.      provide that, under section 1146 of the Bankruptcy Code, the assignment or surrender of any lease or sublease, and the delivery of any deed or other instrument or transfer order, in furtherance of, or in connection with the Plan, including any deeds, bills of sale, or assignments executed in connection with any disposition or transfer of assets contemplated under the Plan, shall not be subject to any stamp, real estate transfer, mortgage recording, or other similar tax.

Conditions Precedent to the Effective Date

The following shall be conditions precedent to the Effective Date, or otherwise waived by the Requisite Supporting Creditors:

(i)     the Confirmation Order shall have been duly entered in form and substance acceptable to the Requisite Supporting Creditors and not subject to a stay pending appeal;

KL Comments 7/27

Confidential

Subject to FRE 408 and Material Change

(ii)    any waiting period applicable to the Tax-Free Spin under the HSR shall have been terminated or shall have expired and the Debtors shall have obtained all authorizations, consents, regulatory approvals, rulings, or documents that are necessary to implement and effectuate the Plan (including the Tax-Free Spin), including from the IRS and the PUCT (but not including, for the avoidance of doubt, any approval of the conversion of Oncor to a REIT);

(iii)  the Debtors shall have obtained (a) certain “Required Rulings”, and such rulings shall remain in full force and effect, or, in the event a Required Ruling is not provided, then (i) a ruling has been received from the IRS that, in the reasonable determination of EFH, EFIH, TCEH and the Requisite Consenting Creditors covers substantially the same subject matter as such Required Ruling; (ii) the IRS communicates that there is no substantial issue with respect to the Required Ruling; or (iii) a pre-filing agreement (including an agreement in accordance with Revenue Procedure 2009-14) or closing agreement with the IRS that addresses the subject matter of the Required Ruling has been received, provided that such agreement is both (a) binding on the IRS to the same degree as a private letter ruling or is otherwise acceptable to the Requisite Consenting Creditors in their reasonable discretion and (b) contains, in the reasonable determination of EFH, EFIH, TCEH and the Requisite Consenting Creditors conclusions that are substantially similar, and have substantially the same practical effect, to those contained in the Required Ruling;

(iv)   The accountants and any other professionals who previously certified or approved a reserve for Legacy General Unsecured Claims on the Debtors’ financial statements in the amount of $[14] million shall have reaffirmed such reserve in an amount not materially greater than $[14] million after taking into account all claims filed in respect of Legacy General Unsecured Claims, such reaffirmation to be in a form and substance reasonably acceptable to the Supporting Creditors in light of such filings;

(v)    the final version of the Plan Supplement and all of the schedules, documents, and exhibits contained therein shall have been filed in a manner consistent in all material respects with the Plan and shall be in form and substance acceptable to the Requisite Supporting Creditors;

(vi)   the Debtors shall have implemented the restructuring transactions in a manner consistent in all material respects with the Plan and Plan Supplement documents and in form and manner reasonably acceptable to the Requisite Supporting Creditors;

KL Comments 7/27

Confidential

Subject to FRE 408 and Material Change

(vii)        [the Bankruptcy Court decision disallowing the make-whole claim of the EFIH First Lien Notes shall not have been reversed on appeal];

(viii)       the reasonable and documented fees and expenses for advisors to the Supporting Creditors,[11] the EFIH Second Lien Trustee and the EFIH Unsecured Notes Trustee shall be paid in full in cash.[12]

Governance	Corporate governance for Reorganized EFH and Reorganized EFIH, including charters, bylaws, operating agreements, or other organization or formation documents, as applicable, shall be consistent with section 1123(a)(6) of the Bankruptcy Code, as applicable, and in form and substance acceptable to the Requisite Supporting Creditors. The boards of Reorganized EFH and Reorganized EFIH will be appointed by the Supporting Creditors with designation rights to be agreed.

Exemption from SEC Registration	The issuance of all securities in connection with the Plan will be exempt from SEC registration to the fullest extent permitted by law.

[11]	For the avoidance of doubt, the “reasonable and documented fees and expenses for the advisors to the Supporting Creditors” includes all outstanding fees and expenses, incurred as of the petition date, of the professionals and advisors of that certain ad hoc group of EFIH Unsecured Note Claim holders, including, without limitation, Akin Gump Strauss Hauer & Feld, LLP and Centerview. In addition, for the avoidance of doubt, the reasonable and documented fees and expenses for the advisors to the Supporting Creditors and the EFIH Second Lien Trustee includes, collectively, all outstanding fees and expenses of the professionals and advisors to the EFIH Second Lien Trustee as well as the ad hoc certain of EFIH Second Lien Note Claim holders, including, without limitation, Kramer Levin Naftalis & Frankel LLP, Rothschild Inc., Pachulski Stang Ziehl &Jones and Bryan Cave LLP.
[12]	Note: the PSA will provide that fees and expenses incurred to date will be paid upon approval of the PSA and future fees paid currently.

Project Lone Star	Working Draft
PRIVILEGED & CONFIDENTIAL - PREPARED AT REQUEST OF COUNSEL

	$18.2bn TEV
				($)
Setup TEV				$18,200
Less: Oncor Net Debt				(6,627)

Oncor Equity				$11,573
Less: Minority Interest				(2,311)

EFIH TEV				$9,262
Less: Exit Facility				($5,200)
Plus: Est. cash				354

EFH / EFIH common equity value				$4,416

	Claim ($)[1]			Equity
Equity splits	Full	Allowed[2]	PPI (%)	($)	(%)
EFIH 2L Notes	$2,302	$2,008	100.0%	$2,008	45.5%
EFIH Unsecured Notes	2,278	1,943	56.6%	1,943	44.0%
EFH LBO Notes	81	73	56.6%	73	1.7%
Remaining value distributable to EFH				392
EFH Legacy Notes	888	604	—	181	4.1%
EFH GUCs	48	48	—	14	0.3%

Total equity to E-side creditors	$5,597	$4,676		$4,220	95.6%
Payment to TCEH	704	704	—	196	4.4%

Total EFH / EFIH common equity	$6,301	$5,380		$4,416	100.0%

EFIH and EFH recoveries			Principal ($)	Equity ($)	Recovery (%)
EFIH 2L Notes			$1,711	$2,008	117.4%
EFIH Unsecured Notes			1,568	1,943	123.9%
EFH LBO Notes			60	73	122.1%
EFH Legacy Notes			587	181	30.9%
EFH GUCs			48	14	30.0%
TCEH			704	196	27.8%

Total			$4,678	$4,416

Notes:

[1]	Claims as of 6/30/2016
[2]	Claims allowed reflect illustrative settlement amounts subject to ongoing negotiations

Project Lone Star	Working Draft
Illustrative Plan Sensitivity Analysis	PRIVILEGED & CONFIDENTIAL - PREPARED AT REQUEST OF COUNSEL

Scenario - 2.5% / 5% / 5% / 2.5%

		Setup	Illustrative TEV Range
TEV		$18,200	$18,700	$19,200	$19,700	$20,200	$20,700	$21,200
Less: Oncor net debt		(6,627)	(6,627)	(6,627)	(6,627)	(6,627)	(6,627)	(6,627)

Oncor Equity		$11,573	$12,073	$12,573	$13,073	$13,573	$14,073	$14,573
Less: Minority Interest		(2,311)	(2,411)	(2,511)	(2,611)	(2,711)	(2,810)	(2,910)

EFIH TEV		$9,262	$9,662	$10,062	$10,462	$10,862	$11,263	$11,663
Less: Exit facility		(5,200)	(5,200)	(5,200)	(5,200)	(5,200)	(5,200)	(5,200)
Plus: Cash		354	354	354	354	354	354	354

EFIH / EFH Equity Value		$4,416	$4,816	$5,216	$5,616	$6,016	$6,417	$6,817
Common ($):
EFIH 2L Notes		$2,008	$2,135	$2,197	$2,247	$2,347	$2,503	$2,659
EFIH Unsecured Notes		1,943	2,066	2,126	2,174	2,271	2,422	2,573
EFH LBO Notes		73	78	80	82	86	91	97
TCEH payment		196	208	214	219	229	244	259
EFH Legacy Notes		181	193	198	203	212	226	240
EFH GUCs		14	15	16	16	17	18	19

Subtotal		$4,416	$4,696	$4,831	$4,942	$5,162	$5,505	$5,848
Warrants ($):
Tranche A		—	$120	$124	$127	$132	$141	$150
Tranche B		—	—	261	267	279	297	316
Tranche C		—	—	—	281	293	313	332
Tranche D		—	—	—	—	150	160	170

Subtotal		—	$120	$385	$674	$855	$912	$968

Total EFH / EFIH common equity		$4,416	$4,816	$5,216	$5,616	$6,016	$6,417	$6,817
Common (%):
EFIH 2L Notes		45.5%	44.3%	42.1%	40.0%	39.0%	39.0%	39.0%
EFIH Unsecured Notes		44.0%	42.9%	40.8%	38.7%	37.7%	37.7%	37.7%
EFH LBO Notes		1.7%	1.6%	1.5%	1.5%	1.4%	1.4%	1.4%
TCEH payment		4.4%	4.3%	4.1%	3.9%	3.8%	3.8%	3.8%
EFH Legacy Notes		4.1%	4.0%	3.8%	3.6%	3.5%	3.5%	3.5%
EFH GUCs		0.3%	0.3%	0.3%	0.3%	0.3%	0.3%	0.3%

Subtotal		100.0%	97.5%	92.6%	88.0%	85.8%	85.8%	85.8%
Warrants (%):
Tranche A		—	2.5%	2.4%	2.3%	2.2%	2.2%	2.2%
Tranche B		—	—	5.0%	4.8%	4.6%	4.6%	4.6%
Tranche C		—	—	—	5.0%	4.9%	4.9%	4.9%
Tranche D		—	—	—	—	2.5%	2.5%	2.5%

Subtotal		—	2.5%	7.4%	12.0%	14.2%	14.2%	14.2%

Total EFH / EFIH common equity		100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Recovery (%):	Principal ($)
EFIH 2L Notes	$1,711	117.4%	124.8%	128.4%	131.4%	137.2%	146.3%	155.4%
EFIH Unsecured Notes	1,568	123.9%	131.8%	135.6%	138.7%	144.8%	154.5%	164.1%
EFH LBO Notes	60	122.1%	129.9%	133.6%	136.7%	142.7%	152.2%	161.7%
TCEH payment	704	27.8%	29.6%	30.4%	31.1%	32.5%	34.7%	36.8%
EFH Legacy Notes	587	30.9%	32.9%	33.8%	34.6%	36.1%	38.5%	40.9%
EFH GUCs	48	30.0%	31.9%	32.9%	33.6%	35.1%	37.4%	39.8%
EFH Recovery incl. warrants ($):
TCEH payment	$704	$196	$268	$407	$556	$656	$700	$743
EFH Legacy Notes	587	181	197	213	228	243	260	276
EFH GUCs	48	14	71	194	328	413	440	468
EFH Recovery incl. warrants (%):
TCEH payment	$704	27.8%	38.1%	57.7%	79.0%	93.2%	99.4%	105.6%
EFH Legacy Notes	587	30.9%	42.4%	64.2%	87.8%	103.6%	110.4%	117.3%
EFH GUCs	48	30.0%	41.2%	62.4%	85.3%	100.6%	107.3%	114.0%